UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 30, 2004
                                                 --------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




         DELAWARE                                                46-0476193
-----------------------------    --------------------      ---------------------
 (State or other jurisdiction        (File number)            (I.R.S. Employer
      of incorporation)                                      Identification No.)


27710 Jefferson Avenue,
Suite A100, Temecula, CA                                          92590
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(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code:           (909) 694-9940
                                                           ---------------------



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          (Former name or former address, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (C)      Exhibits

                      99       Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 30, 2004             TEMECULA VALLEY BANCORP INC.


                                  By:   /S/ Stephen H. Wacknitz
                                       ---------------------------------------
                                       Stephen H. Wacknitz
                                       President and Chief Executive Officer



                                  By:   /S/ DONALD A. PITCHER
                                       ---------------------------------------
                                       DONALD A. PITCHER
                                       Executive Vice President
                                       Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                DESCRIPTION                       PAGE NO.
-----------                -----------                       --------

99                         Press Release                        3